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                                                                   EXHIBIT 23(b)


                           CONSENT OF STIKEMAN ELLIOTT


TO:      The Directors of Intertape Polymer Group Inc.


         We hereby consent to the reference to us and to our opinion in the Registration Statement of Intertape Polymer Group Inc. on Form S-8. We also consent to the inclusion of this consent in the Registration Statement.


Montreal, Quebec, Canada


                                                     STIKEMAN ELLIOTT


                                                     /s/ STIKEMAN ELLIOTT
                                                     --------------------------
                                                     August 9, 2002